EXHIBIT 10.29

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,
MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND
(II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS
AS PRIVATE OR CONFIDENTIAL.

AMENDMENT ONE TO THE THIRD AMENDMENT TO TRADEMARK LICENSE AND SUPPLY AGREEMENT
This Amendment One dated September 12, 2016 (the “Effective Date”) to the Third Amendment dated March 17, 2016 (the “Amendment”) to the Trademark License and Supply Agreement (“Agreement”) dated May 28, 2014 (“Effective Date”) as amended July 28, 2014 and September 30, 2015 by and between Mission Pharmacal Company (“Mission”) and Retrophin, Inc. (together with its affiliates, “Retrophin”).

WHEREAS, Mission and Retrophin have mutually agreed to amend the Budget for the Development Project. The amendments section of this Amendment set forth below in Section 1.0 shall amend and restate and replace in its entirety Sections in the Agreement as of the Effective Date. The below noted sections shall be incorporated into the Agreement as binding Sections of the Agreement on the Parties.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed that the following Sections shall be added to the Agreement which shall be amended as follows:

1.0Exhibit B.

Exhibit B attached hereto will replace Exhibit B to the Amendment.

2.0Except as set forth above, the Agreement shall remain in full force and effect.

3.0All noted Amendments to the Agreement, including this Amendment and the Agreement, constitutes the entire agreement of the parties hereto with respect to the topics addressed therein and supersedes any and all prior agreements, whether oral or in writing between the parties hereto with respect to subject matter hereof. This Amendment may not be amended, modified or supplemented except by written agreement of the parties hereto. This Amendment may be executed in one or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, the undersigned have executed this Amendment on the day and year first above written.

[SIGNATURE PAGE FOLLOWS]

RETROPHIN, INC.    MISSION PHARMACEUTICAL COMPANY

By:    /s/ Stephen Aselage    By:    /s/Thomas J. Dooley
Name: Stephen Aselage    Name: Thomas J. Dooley
Title: Chief Executive Officer    Title: Chief Financial Officer

Exhibit B - Budget and Anticipated Timeline

Total anticipated development costs for the development of […***…].

	[…***…] Budget	[…***…] Budget	[…***…] Budget	[…***…] Budget	[…***…] Total Budget
Manufacturing
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Regulatory & Development Strategy	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Regulatory Activities
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
CMC Support
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Clinical Program
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Third Party Pass-Through Costs
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

Subtotal	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

Contingency	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

Total	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
*** Certain Confidential Information Omitted

Anticipated development milestone timeline for the development of […***…].

Key Milestones	Target Completion Date
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

*** Certain Confidential Information Omitted
3